# Grant Park Fund

## Class A, B, Legacy 1, Global 1 and Global 3 Units

Monthly Performance Report • April 2017



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GRANT PARK FUND®

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**555 W. Jackson Blvd., Ste 600**
**Chicago, IL 60661**

## Market Commentary: April 2017

**Currencies:** The British pound and euro both strengthened after a surprise call for early elections in the U.K. The Canadian dollar weakened on declining oil prices. The Australian dollar fell after the release of weaker-than-expected inflation numbers. The U.S. dollar weakened as markets digested the potential policies of the Trump administration.

**Energy:** Crude oil prices declined as large inventories and increased U.S production outweighed the OPEC production curbs. Natural gas prices rose as storage supplies were in line with expectations and shifting weather forecasts increased demand expectations.

**Equities:** Global equity markets rose due to strong U.S. earnings announcements, on expectations for domestic tax reforms, and following the French election results.

**Fixed Income:** Global fixed income markets moved higher after the European Central Bank announced it would hold rates steady. Shifting expectations on inflation impacted the bond markets, where skepticism increased about whether the U.S. administration will deliver on pledges for major tax reform and infrastructure spending.

**Grains/Foods:** Live cattle prices rose 15% to a one-year high due to increased demand. Sugar markets fell on abundant supplies and on speculation India – the largest sugar consumer – would no longer need to import the commodity. Coffee prices declined as supplies improved. Cocoa markets declined almost 12% due to sluggish demand and a global surplus. Corn and wheat markets moved lower on expectations of increased supplies.

**Metals:** Gold prices rose as continued geopolitical tensions boosted demand for the safe-haven asset. Silver prices declined as the multi-year slowdown in commercial applications continued. Copper and base metals markets declined on decreasing demand.

## A Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2017 | -2.50% | 3.64% | -2.06% | -1.69% | | | | | | | | | **-2.70%** |
| 2016 | 4.27% | 2.95% | -3.01% | -2.03% | -2.12% | 5.00% | 1.93% | -3.14% | -2.00% | -3.64% | -0.69% | 2.21% | **-0.78%** |
| 2015 | 2.82% | -0.26% | 0.36% | -4.01% | -1.46% | -4.64% | 2.33% | -6.15% | 3.09% | -2.29% | 3.44% | -5.70% | **-12.41%** |
| 2014 | -4.77% | 1.19% | -2.85% | 0.12% | 0.94% | 0.56% | -0.89% | 4.22% | 2.23% | 0.57% | 4.92% | 0.63% | **6.66%** |
| 2013 | 1.47% | -2.86% | 1.22% | 1.01% | -2.83% | -3.12% | -0.24% | -2.22% | -0.87% | 1.63% | 2.24% | 0.89% | **-3.84%** |
| 2012 | 0.00% | 0.80% | -2.21% | 0.00% | 6.19% | -4.88% | 3.56% | -1.30% | -2.13% | -5.64% | -0.63% | 0.52% | **-6.13%** |

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 10.97% | 7.00% | 15.25% | 20.03% | -7.58% | -3.44% | 9.11% | 12.63% | 19.91% | -9.23% | 4.45% | -12.95% |

## B Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2017 | -2.55% | 3.59% | -2.11% | -1.74% | | | | | | | | | **-2.91%** |
| 2016 | 4.20% | 2.94% | -3.09% | -2.08% | -2.17% | 4.89% | 1.87% | -3.20% | -2.05% | -3.69% | -0.74% | 2.16% | **-1.48%** |
| 2015 | 2.77% | -0.31% | 0.31% | -4.07% | -1.51% | -4.69% | 2.27% | -6.20% | 3.03% | -2.35% | 3.38% | -5.75% | **-12.97%** |
| 2014 | -4.83% | 1.14% | -2.91% | 0.06% | 0.89% | 0.53% | -0.95% | 4.20% | 2.19% | 0.52% | 4.87% | 0.58% | **6.07%** |
| 2013 | 1.42% | -2.91% | 1.17% | 0.96% | -2.88% | -3.18% | -0.30% | -2.28% | -0.93% | 1.58% | 2.19% | 0.84% | **-4.44%** |
| 2012 | -0.06% | 0.75% | -2.27% | -0.05% | 6.13% | -4.93% | 3.51% | -1.36% | -2.19% | -5.69% | -0.68% | 0.46% | **-6.74%** |

| 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|---|---|
| 7.66% | -8.40% | -4.25% | 8.28% | 11.76% | 18.88% | -9.87% | 3.80% | -13.52% |

## Legacy 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2017 | -2.31% | 3.84% | -1.87% | -1.50% | | | | | | | | | **-1.94%** |
| 2016 | 4.27% | 3.05% | -2.61% | -1.85% | -1.93% | 5.15% | 2.12% | -2.96% | -1.81% | -3.45% | -0.50% | 2.41% | **1.41%** |
| 2015 | 2.91% | -0.04% | 0.52% | -3.81% | -1.27% | -4.45% | 2.52% | -5.97% | 3.28% | -2.10% | 3.64% | -5.51% | **-10.44%** |
| 2014 | -4.59% | 1.39% | -2.66% | 0.31% | 1.08% | 0.72% | -0.70% | 4.33% | 2.35% | 0.75% | 5.00% | 0.73% | **8.64%** |
| 2013 | 1.66% | -2.68% | 1.40% | 1.19% | -2.66% | -2.91% | -0.05% | -2.04% | -0.68% | 1.79% | 2.36% | 1.06% | **-1.75%** |
| 2012 | 0.18% | 1.00% | -2.03% | 0.18% | 6.24% | -4.57% | 3.73% | -1.10% | -1.93% | -5.45% | -0.44% | 0.71% | **-3.96%** |

| 2009 | 2010 | 2011 |
|---|---|---|
| -3.39% | 6.09% | -11.00% |

## Global 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2017 | -2.26% | 3.78% | -1.80% | -1.44% | | | | | | | | | **-1.83%** |
| 2016 | 4.32% | 3.16% | -2.36% | -1.79% | -2.24% | 5.89% | 2.18% | -2.94% | -1.78% | -3.37% | -0.44% | 2.47% | **2.58%** |
| 2015 | 2.98% | 0.01% | 0.56% | -3.84% | -1.27% | -4.43% | 2.50% | -6.03% | 3.26% | -2.09% | 3.51% | -5.49% | **-10.46%** |
| 2014 | -4.59% | 1.40% | -2.64% | 0.36% | 1.15% | 0.76% | -0.66% | 4.27% | 2.39% | 0.80% | 5.31% | 0.81% | **9.34%** |
| 2013 | 1.69% | -2.63% | 1.47% | 1.22% | -2.61% | -2.83% | 0.00% | -2.00% | -0.63% | 1.77% | 2.37% | 1.16% | **-1.22%** |
| 2012 | 0.39% | 0.96% | -1.97% | 0.27% | 6.32% | -4.59% | 3.85% | -1.15% | -1.85% | -5.36% | -0.43% | 0.77% | **-3.30%** |

| 2009 | 2010 | 2011 |
|---|---|---|
| -4.32% | 2.88% | -11.18% |

## Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2017 | -2.43% | 3.60% | -1.96% | -1.61% | | | | | | | | | **-2.49%** |
| 2016 | 4.24% | 3.05% | -2.54% | -2.01% | -2.41% | 5.90% | 2.01% | -3.11% | -1.92% | -3.51% | -0.61% | 2.27% | **0.80%** |
| 2015 | 2.83% | -0.14% | 0.42% | -3.99% | -1.43% | -4.59% | 2.33% | -6.18% | 3.10% | -2.25% | 3.39% | -5.70% | **-12.16%** |
| 2014 | -4.75% | 1.23% | -2.81% | 0.20% | 1.00% | 0.60% | -0.82% | 4.19% | 2.25% | 0.65% | 5.24% | 0.66% | **7.46%** |
| 2013 | 1.53% | -2.79% | 1.30% | 1.06% | -2.76% | -3.01% | -0.17% | -2.17% | -0.79% | 1.64% | 2.25% | 1.01% | **-3.06%** |
| 2012 | 0.22% | 0.79% | -2.13% | 0.10% | 6.16% | -4.73% | 3.66% | -1.31% | -2.00% | -5.52% | -0.60% | 0.60% | **-5.19%** |

| 2009 | 2010 | 2011 |
|---|---|---|
| -6.04% | 0.68% | -13.05% |

## A, B and Legacy Units

### Trading Performance by Sector


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
2017

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 20% | 9% | 33% | 17% | 15% | 6% |

## Global Units

### Trading Performance by Sector


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
2017

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 20% | 9% | 33% | 17% | 15% | 6% |

### Sector Positions at Month-End


Commodities 30%
Financials 70%
Energy 9%
Grains 15%
Metals 6%
Currencies 20%
Equities 33%
Fixed Income 17%
May 16
Jun 16
Jul 16
Aug 16
Sep 16
Oct 16
Nov 16
Dec 16
Jan 17
Feb 17
Mar 17
Apr 17
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 1 | 1 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium-to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium-to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 4.21% | 3.60% | 5.81% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - April 2017 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $143M |
| 12-Month Return | -5.36% |
| Average 12-Month Return | 13.58% |
| 36-Month Cumulative Return | -3.76% |
| 60-Month Cumulative Return | -17.40% |
| Compounded Annualized ROR | 9.65% |
| 3-Year Compounded Annualized ROR | -1.27% |
| 5-Year Compounded Annualized ROR | -3.75% |
| 10-Year Compounded Annualized ROR | -0.71% |
| Worst Drawdown (5/89 - 10/89) | -38.87% |
| Worst Drawdown Last 5 Years (12/08 - 4/17) | -32.81% |
| Average 1-month Gain | 5.78% |
| Average 1-month Loss | -3.96% |
| # of Winning Months | 174 |
| # of Losing Months | 166 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2007 - March 2017 | |
|---|---|
| Moved in Opposite Directions | 46% |
| Positive Results for Both | 33% |
| Negative Results for Both | 21% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.